Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

nd

RAFAL APONOWICZ, derivatively on behalf of Aytu Biopharma, Inc. and individually on behalf of himself and all other similarly situated stockholders of Aytu Biopharma, Inc.,

Plaintiff,

v.

GARY CANTRELL, JOSHUA DISBROW, CARL DOCKERY, JOHN DONOFRIO, JR., AND MICHAEL MACALUSO,

Defendants,

and

AYTU BIOPHARMA, INC.,

Nominal Defendant.

C.A. No. 2022-0135-KSJM

PAUL JOHN M. PAGUIA, derivatively on behalf of AYTU BIOPHARMA, INC., and directly on behalf of himself and all others similarly situated,

Plaintiff,

v.

GARY CANTRELL, JOSHUA DISBROW, CARL DOCKERY, JOHN DONOFRIO, JR., AND MICHAEL MACALUSO,

Defendants,

and

AYTU BIOPHARMA, INC.,

Nominal Defendant.

C.A. No. 2022-0200-KSJM

NOTICE OF PENDENCY OF SETTLEMENT OF ACTIONS

TO: ALL RECORD AND BENEFICIAL OWNERS OF AYTU BIOPHARMA, INC. COMMON STOCK (TRADING SYMBOL: AYTU) AND ALL AYTU CLASS MEMBERS AS OF APRIL 16, 2021.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT,1 YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE CLAIMS DEFINED HEREIN.

IF YOU HOLD AYTU BIOPHARMA, INC. COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE AGREED-TO ATTORNEYS’ FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR AYTU STOCKHOLDERS OR CLASS MEMBERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT AND AYTU STOCKHOLDERS OR CLASS MEMBERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

1 Any capitalized terms used in this Notice that are not otherwise defined herein shall have the meanings ascribed to them in the Stipulation of Compromise and Settlement, dated December 19, 2022 (the “Stipulation”). A copy of the Stipulation is available at: https://aytubio.com.

I.	WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to inform you about (i) two lawsuits (the “Actions”) in the Court of Chancery of the State of Delaware (the “Court”) brought on behalf of Aytu BioPharma, Inc. (“Aytu,” “Nominal Defendant,” or the “Company”); (ii) the proposed Settlement, subject to Court approval, on the terms and conditions set forth in the Stipulation of Compromise and Settlement (the “Stipulation”); (iii) the Court’s preliminary certification of the Class in connection with the proposed Settlement; (iv) Aytu stockholders’ and Class Members’ rights with respect to the proposed Settlement and Plaintiffs’ Counsel’s Fee and Expense Amount; and (v) your right, among other things, to attend and participate in a hearing to be held on March 10, 2023 at 11:00 a.m., in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Settlement Hearing”), at which the Court will (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate and in the best interests of Aytu, its stockholders and the Class Members; (b) determine whether the Actions should be permanently maintained as non-opt-out class actions and whether the Class should be certified permanently, for purposes of the Settlement only, pursuant to Court of Chancery Rules 23(a), 23(b)(1) and (b)(2); (c) determine whether Plaintiffs should be permanently designated as representatives for the Class and Plaintiffs’ Counsel as counsel for the Class, and to determine whether Plaintiffs and Plaintiffs’ Counsel have adequately represented the interests of the Class in the Actions; (d) approve the form and content of the Notice of the Settlement to the stockholders and the Class; (e) determine whether the Court should finally approve the Stipulation and enter the Order and Final Judgment (the “Final Judgment”) substantially in the form attached as Exhibit C to the Stipulation, dismissing the Actions with prejudice and extinguishing and releasing the Released Claims; (f) hear and determine any objections to the proposed Settlement; (g) determine whether the Court should approve Plaintiffs’ Counsel’s application for approval of the Fee and Expense Amount agreed upon by the Settling Parties; and (h) rule on such other matters as the Court may deem appropriate.

This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve the Final Judgment that would end the Actions.

II.	BACKGROUND: WHAT ARE THE ACTIONS ABOUT?

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiffs are Rafal Aponowicz and Paul John M. Paguia. Nominal Defendant Aytu is a Delaware corporation with its principal place of business in Englewood, Colorado. It is a commercial-stage specialty pharmaceutical company focused on commercializing novel products that address needs in both prescription and consumer health categories. Gary Cantrell, Joshua Disbrow, Carl Dockery, John Donofrio, Jr. and Michael Macaluso (together, the “Individual Defendants” and, together with Aytu, the “Defendants”) are members of the Board of Directors of Aytu (the “Board”) and comprised the Board at the time the Actions were filed. Plaintiffs, Nominal Defendant Aytu, and the Individual Defendants are collectively referred to herein as the “Settling Parties.”

On February 9, 2022, Plaintiff Aponowicz filed a stockholder derivative and class action lawsuit titled Aponowicz v. Cantrell, et al., No. 2022-0135-KSJM, on behalf of the Company, in the Court. On March 3, 2022, Plaintiff Paguia filed a stockholder derivative and class action lawsuit titled Paguia v. Cantrell, et al., No. 2022-0200-KSJM on behalf of the Company, in the Court.

The Actions allege that the Individual Defendants breached their fiduciary duties and breached a contract with the Company’s stockholders when they did not adjust the share reserve from 5,000,000 shares to 500,000 shares under the 2015 Stock Option and Incentive Plan (the “2015 Plan”) after implementing a reverse-stock split, violating the express terms of the 2015 Plan. The Actions further allege that the Individual Defendants granted awards in excess of the true share reserves of the 2015 Plan, thus violating the 2015 Plan and breaching their fiduciary duty under Delaware law.

Following the commencement of the Actions, counsel for the Settling Parties discussed a potential resolution of the Actions. Among other things, the Settling Parties’ discussions focused on the nature of the potential claims at issue, the potential defenses to those claims, the approximate dollar amounts at issue, and the potential costs and expenses of litigation to judgment.

Between April and October 2022, the Settling Parties engaged in numerous rounds of negotiations, reaching an agreement in principle to settle all of the claims asserted in the Actions. Plaintiffs and Plaintiffs’ Counsel believe that the Settlement is fair and adequate to the Company and its stockholders, and that it is appropriate and reasonable to pursue Court approval of the Settlement based on the terms and subject to the conditions set forth in the Stipulation.

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFFS’ CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTIONS WERE NOT SETTLED.

III.	HOW DO I KNOW IF I AM AFFECTED BY THE SETTLEMENT?

If you are a current Aytu stockholder or Class Member, you are subject to the Settlement. The Class preliminarily certified by the Court for purposes of the proposed Settlement consists of:

all record and beneficial owners of Aytu common stock as of April 16, 2021. Excluded from the Class are Defendants and any person, firm, trust, corporation, or other entity affiliated with them and their predecessors or successor in interest. “Class Member” means a Person who falls within the definition of the Class.

IV.	WHAT ARE THE TERMS OF THE SETTLEMENT?

To settle the Actions, Defendants have agreed:

1.	The Board shall cancel 25% of the aggregate share awards challenged in the Actions, the resulting reduction to be allocated among Defendants as follows:

	Granted	Rescinded
Joshua Disbrow	800,000	80,000
Gary Cantrell	187,804	40,000
Carl Dockery	187,804	40,000
John Donofrio	187,804	187,804
Michael Macaluso	187,804	40,000
	1,551,216	387,804
2.

The Company shall add to the Board two new directors who meet the NASDAQ standard of independence. One such new director has already been added to the Board and, within six months of the date of Final Court approval of the Settlement, shall serve as the Chair of the Board’s Compensation Committee. The other new director shall be appointed within six months of the date of Final Court approval of the Settlement and will also be appointed to the Compensation Committee.

3.

The Company shall designate a Lead Independent Director to coordinate the activities of the other independent directors and, among other things, to preside at all meetings of the Board when the Chair is not present, to call meetings of the independent directors, to retain advisors and consultants on behalf of the Board, to interview and make recommendations regarding director candidates, and to perform such other duties and responsibilities as the Board may determine. The Lead Independent Director shall be a director who meets the standard of “independence” under the NASDAQ rules. He or she may be removed or replaced from his/her position as Lead Independent Director at any time with or without cause by a majority vote of the Board.

4.	The Board shall adopt a new equity compensation plan and seek stockholder approval of this new plan at the Company’s next annual stockholder meeting. That plan shall include the following terms:
a.

The plan administrator shall adjust the maximum number of shares reserved for issuance under the plan, in the event of any reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar change in the Company’s capital stock, proportionately unless the Board’s Compensation Committee determines, in a good faith exercise of its sole discretion, that a fully proportional adjustment would not be conducive to retention and recruitment needs, in which case the Board’s Compensation Committee may make an adjustment that is not less than 50% of the number that would be fully proportional; and

b.	The number of shares reserved for issuance under the plan shall not ever exceed 15% of the Company’s then total authorized and outstanding shares.
5.	The Board shall not award Defendants any further equity awards under the 2015 Plan.
6.

From 2022–2024, the Board shall limit to a maximum of $175,000 the total annual compensation (i.e., annual retainer, meeting fees, annual equity awards, etc.) payable to each of the Company’s non-employee directors.

7.

On at least a bi-annual basis (i.e., every other year), qualified experts in the field shall make a presentation to the Compensation Committee about recent developments and best practices concerning equity compensation practices.

V.	WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Under the Stipulation, the following releases will occur, except as noted below:

The Releasing Persons (defined below) shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice the Released Claims (defined below) against the Released Persons (defined below); provided, however, that such release shall not affect any claims to enforce the terms of the Stipulation.

The Released Persons and Aytu shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice all claims (including Unknown Claims, as defined in the Stipulation), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions against the Releasing Persons and Plaintiffs’ Counsel; provided, however, that such release shall not affect any claims to enforce the terms of the Stipulation.

“Releasing Persons” means Plaintiffs (both individually, on behalf of the Class, and derivatively on behalf of Aytu), any Class Member, any other Aytu stockholder acting or purporting to act on behalf of Aytu, and Aytu. “Releasing Person” means, individually, any of the Releasing Persons.

“Released Persons” means each of the Individual Defendants and Aytu and their parents, subsidiaries, affiliates, predecessors, successors, and controlling persons, and each of their respective past or present officers, directors, employees, stockholders, family members, spouses, heirs, trusts, trustees, executors, beneficiaries, agents, representatives, partners, members, advisors, consultants, representatives, accountants, attorneys, insurers, and associates.

“Released Claims” means and includes any and all manner of claims, causes of action, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, penalties, or sanctions of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined in the Stipulation), whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that have been or could have been asserted by Plaintiffs, any other Aytu stockholder or any other Class Member or any other Person individually or acting or purporting to act on behalf of Aytu against the Released Persons in the Actions or in any other court, tribunal, or proceeding arising out of, based upon, or relating in any way to the allegations, actions, transactions, occurrences, statements, omissions, disclosures, facts, practices, events, or claims alleged or referred to in the Actions, including without limitation (i) with respect to the challenged awards under the 2015 Plan and (ii) any decision of the Company’s officers or directors related to the foregoing; provided, however, that it is understood that “Released Claims” and any release provided by this Settlement shall not include: (a) those claims asserted in Witmer v. Armistice Capital LLC, et al., No. 2022-0807-MTZ in the Delaware Court of Chancery, (b) any claims to enforce the Settlement, and (c) any claims by Defendants or any insured to enforce their rights under any contract or insurance policy.

VI.	WHAT ARE THE REASONS FOR THE SETTLEMENT?

Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and Plaintiffs’ Counsel also recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel also are mindful of the inherent problems of proof and possible defenses to the claims alleged in such Actions.

Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of Aytu, its stockholders and the Class Members and that the Settlement confers benefits upon Aytu, its stockholders and the Class Members and Plaintiffs have agreed to settle the Actions on the terms and subject to the conditions set forth in the Stipulation.

Each of the Individual Defendants has denied, and continues to deny, that they have committed any breach of fiduciary duty or any other duty owed to Aytu, its stockholders or the Class Members, that they breached any contract, or that they committed any violations of law or wrongdoing whatsoever or that Aytu or Aytu’s stockholders or the Class Members suffered any damage or harm as a result of any act, omission, or conduct alleged in the Actions or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they have acted in good faith and in a manner that they believed to be in the best interests of Aytu, its stockholders and the Class Members, and that they are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, expense, and risk inherent in further litigation.

VII.	HOW WILL THE ATTORNEYS GET PAID?

After agreeing to the terms of the Settlement, Plaintiffs’ Counsel and Aytu separately began negotiating the amount of the award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. The Settling Parties did not discuss the appropriateness or amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel until after reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiffs’ Counsel. Defendants acknowledge and agree that Plaintiffs’ Counsel are entitled to a fee award. In recognition of the terms of the Settlement and the prosecution and settlement of the Actions, and subject to Court approval, Aytu has agreed to pay an award of attorneys’ fees and expenses to Plaintiffs’ Counsel not to exceed $425,000 (the “Fee and Expense Amount”). The Fee and Expense Amount includes the fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Actions. Plaintiffs’ Counsel will not seek fees or expenses from the Court in excess of the agreed-to amount and Plaintiffs’ Counsel will not make an application for attorneys’ fees or expenses in any other jurisdiction. Except as otherwise provided herein, each of the Parties shall bear his, her, or its own fees and costs.

VIII.	WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Court has scheduled a Settlement Hearing to be held on March 10, 2023 at 11:00 a.m., in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Actions should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement or the Fee and Expense Amount and rule on such other matters as the Court may deem appropriate.

The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

IX.	DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any Aytu stockholder or Class Member who objects to the Settlement, the proposed Final Judgment to be entered, the Fee and Expense Amount, and/or who otherwise wishes to be heard (an “Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she, or it has, no later than ten (10) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, and served (by hand or overnight mail) on Plaintiffs’ Counsel and Defendants’ counsel, at the addresses below, the following: (i) proof of current ownership of Aytu stock; (ii) a written and signed notice of the Objector’s intention to appear, which states the name, address, and telephone number of the Objector and, if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) a detailed statement of the objections to any matter before the Court; and (iv) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, as well as all documents or writings which the Objector desires the Court to consider. In addition to the aforementioned Court address, the addresses to which such information should be sent are as follows:

Brian D. Long
LONG LAW, LLC
3828 Kennett Pike, Suite 208
Wilmington, DE 19807
Telephone: (302) 729-9100
bdlong@longlawde.com
Attorneys for Plaintiff Rafal Aponowicz

Kathleen Miller
Robert K. Beste
SMITH, KATZENSTEIN & JENKINS LLP
1000 N. West Street, Suite 1501
P.O. Box 410
Wilmington, DE 19899
Telephone: (302) 652-8400
KMM@skjlaw.com
RKB@skjlaw.com
Attorneys for Plaintiff Paul John M. Paguia

Eric Lopez Schnabel
DORSEY & WHITNEY LLP
300 Delaware Avenue, Suite 1010
Wilmington, DE 19801
Telephone: (302) 425-7171
Fax: (302) 425-7177
schnabel.eric@dorsey.com
Attorneys for Defendants

Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Actions or any other action or proceeding or otherwise contesting the Stipulation, the Fee and Expense Amount or any other matter related to the Settlement, in the Actions or any other action or proceeding, and will otherwise be bound by the Final Judgment to be entered and the releases to be given. You are not required to appear in person at the Settlement Hearing in order to have your timely and properly filed objection considered.

X.	HOW DO I GET ADDITIONAL INFORMATION ABOUT THE SETTLEMENT?

This Notice contains only a summary of the terms of the proposed Settlement. It is not a complete statement of the events of the Actions or the Stipulation.

For additional information about the claims asserted in the Actions and the terms of the proposed Settlement, please refer to the documents filed with the Court and the Stipulation. You may examine the Court files during regular business hours of each business day at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.

For more information concerning the Settlement, you may also call or write to the two Plaintiffs’ Counsel:

Shane T. Rowley
Danielle Rowland Lindahl
ROWLEY LAW PLLC
50 Main Street, Suite 1000
White Plains, NY 10606
Tel: (914) 400-1920
Fax: (914) 301-3514
Attorneys for Plaintiff Rafal Aponowicz

Eric L. Zagar
J. Daniel Albert
Kevin E.T. Cunningham, Jr.
KESSLER TOPAZ MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Attorneys for Plaintiff Paul John M. Paguia

PLEASE DO NOT WRITE OR CALL THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE.

BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE

Dated: December 28, 2022.
Register in Chancery